UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi, 39402
(Address and Zip Code of principal executive offices)

(601) 268-8998

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 27, 2022, The First Bancshares, Inc. (NASDAQ: FBMS) (“FBMS” or “the Company”), holding company for The First Bank (“The First”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Heritage Southeast Bancorporation, Inc. (“HSBI”), parent company of Heritage Southeast Bank. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, FBMS will acquire HSBI pursuant to the merger of HSBI with and into FBMS (the “Merger”) and the merger of Heritage Southeast Bank with and into The First (the “Bank Merger”), with FBMS surviving the Merger as the surviving corporation and with The First surviving the Bank Merger as the surviving bank.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the Board of Directors of FBMS and HSBI, upon completion of the Merger, each outstanding share of HSBI stock will be converted into the right to receive 0.965 shares of FBMS common stock (the “Exchange Ratio”), subject to the payment of cash in lieu of fractional shares (the “Merger Consideration”).

At the effective time of the Merger, each share of HSBI stock that is subject to any vesting restrictions will be will automatically vest and will be converted into the right to receive the Merger Consideration.

At the effective time of the Merger, each right to acquire a share of HSBI stock granted under an HSBI or Heritage Southeast Bank supplemental executive retirement benefits agreement, whether vested or unvested (an “HSBI SERP Share”) shall, automatically and without any required action on the part of the holder thereof, cease to represent an HSBI SERP Share and shall be converted into the right to receive the Merger Consideration

At the effective time of the Merger, each outstanding option to purchase HSBI stock (each a “HSBI Option”) shall be converted into an amount of cash equal to the product of (A) the excess, if any, of (1) the product of (x) the Exchange Ratio, multiplied by (y) $29.68, over (2) the per share exercise price of the HSBI Option prior to the effective time of the Merger, multiplied by (B) the number of shares of HSBI stock subject to such HSBI Option, rounding up to the nearest cent.

The Merger Agreement contains customary representations and warranties from both FBMS and HSBI and each have agreed to customary covenants, including, among others, covenants on the part of HSBI relating to: (1) the conduct of HSBI’s and Heritage Southeast Bank’s businesses during the interim period between the execution of the Merger Agreement and the completion of the Merger, (2) HSBI’s and the Company’s respective obligations to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement, and (3) subject to certain exceptions, the recommendation by the Board of Directors of HSBI and the Board of Directors of FBMS in favor of the approval by their respective shareholders of the Merger Agreement, the Merger and the other transactions contemplated thereby. HSBI has also agreed not to, and to cause its directors, officers, employees and representatives and affiliates not to, (1) initiate, solicit, encourage or knowingly encourage or facilitate inquiries or proposals with respect to any acquisition proposal, (2) engage or participate in any negotiations concerning, or with, any person relating to, any acquisition proposal or (3) subject to certain exceptions, provide any confidential or nonpublic information or data to, or have or participate in any discussions with any person relating to any acquisition proposal.

Consummation of the Merger is subject to various customary conditions, including (1) approval of the Merger Agreement and the Merger by the shareholders of each of HSBI and FBMS; (2) the receipt of certain regulatory approvals and third party consents; (3) no injunctions or other legal restraints preventing the consummation of the Merger; (4) the U.S. Securities and Exchange Commission (“SEC”) having declared effective the Company’s registration statement covering the issuance of shares of the Company’s common stock in the Merger; (5) the approval for listing of the FBMS common stock to be issued in the Merger on NASDAQ; (6) the receipt by each party of a tax opinion to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; (7) the accuracy of representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers); and (8) the absence of a material adverse effect with respect to the either the Company or HSBI.

The Merger Agreement provides certain termination rights for both FBMS and HSBI, and further provides that a termination fee of $8.0 million will be payable by HSBI under certain circumstances, including (1) if its board of directors withdraws, qualifies or modifies its recommendation that the HSBI shareholders approve the merger agreement in a manner adverse to FBMS or has resolved to take such action, (2) if HSBI terminates the Merger Agreement in order to accept a superior proposal, and (3) if the Merger Agreement is terminated in certain circumstances and HSBI enters into any agreement for or consummates a an acquisition transaction within twelve months after such termination.

HSBI also has the right to terminate the Merger Agreement in the event that (A) the price of the Company’s common stock declines by more than 20%, and (B) the decline of the price of the Company’s common stock is 20% greater than the change in the price of the KBW Nasdaq Regional Banking Index over the same period of time. In the event that such a decline in the price of the Company’s common stock occurs, the Company shall have the right, but not the obligation, to “fill” the decline by adjusting the Merger Consideration such that the termination right would not have been triggered (based on the aggregate value of the Merger Consideration) in accordance with the terms of the Merger Agreement.

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and shareholders with information regarding its terms. The Merger Agreement is not intended to provide any other financial information about FBMS, HSBI or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of FBMS, HSBI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by FBMS.

Additional Information about the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. FBMS will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 for the proposed merger, containing a proxy statement of FBMS, a proxy statement of HSBI, and a prospectus of FBMS. FBMS will also file other documents with the SEC with respect to the proposed merger, pursuant to SEC reporting requirements. A definitive joint proxy statement/prospectus will be mailed to shareholders of HSBI and FBMS. Investors and security holders of FBMS and HSBI are urged to read the entire proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about FBMS, HSBI, and the proposed merger transactions. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by FBMS through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FBMS will be available free of charge on FBMS’ internet website or by contacting FBMS.

FBMS and HSBI, and their respective directors and executive officers and other members of management and employees, may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of FBMS is set forth in its proxy statement for its 2022 annual meeting of shareholders, filed with the SEC on April 6, 2022, and its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statements Regarding Forward-Looking Information.

This current report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. Such forward-looking statements are not guarantees of future performance.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. With respect to the Merger, factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the Merger, (4) the risk of successful integration of HSBI into the Company, (5) the failure to obtain the necessary approval by the shareholders of HSBI and FBMS, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by the Company to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the definitive agreements in respect of the Merger to be satisfied, or any unexpected delay in closing of the Merger, (10) the risk that the integration of the operations of HSBI into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by the Company’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed.

Neither the Company nor HSBI undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company and HSBI claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of July 27, 2022, by and between The First Bancshares, Inc. and Heritage Southeast Bancorporation, Inc. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date:   August 1, 2022